IIVI INVESTOR PRESENTATION Optical Fiber Conference March 2019 Exhibit 99.1

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important factors that may cause such a difference include: (i) the ability of II-VI Incorporated (“II-VI”) and Finisar Corporation (“Finisar”) to complete the proposed transaction on the anticipated terms and timing or at all, (ii) potential litigation relating to the proposed transaction, (iii) inherent risks and costs associated with the integration of the businesses and achievement of the anticipated synergies, (iv) potential disruptions from the proposed transaction that may harm the parties’ respective businesses, (v) the ability of the parties to retain and hire key personnel, (vi) adverse legal and regulatory developments or determinations that could delay or prevent completion of the proposed transaction, and (vii) the ability of II-VI to consummate financing related to the transaction. Additional risks are described under the heading “Risk Factors” in II-VI’s Annual Report on Form 10-K for the year ended June 30, 2018, filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 28, 2018, and in Finisar’s Annual Report on Form 10-K for the year ended April 29, 2018, filed with the SEC on June 15, 2018. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in a joint proxy statement/prospectus that will be included in a registration statement on Form S-4 to be filed by II-VI with the SEC in connection with the proposed transaction. Neither II-VI nor Finisar assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Safe Harbor Statement

II-VI At a Glance

Regions 40% 22% 8% Europe North America China Japan ROW Q2 FY2019 Revenue 10% 20% Segments 31% 46% 23% II-VI Photonics II-VI Laser solutions II-VI Performance Products Q2 FY2019 Revenue Semi. Equip. Life Science Other Military 46% 25% 11% Markets Industrial Optical Communications Q2 FY2019 Revenue 14 Countries 52 Worldwide Locations 11,500+ Worldwide employees 342.9M Q2 FY2019 Revenue II-VI Overview Core Competency ENGINEERED MATERIALS Refers to groups II and VI of the Periodic Table of Elements “TWO SIX”

New Growth Markets EUV Lithography SiC for Wireless SiC for EV 3D Sensing Core Markets Optical Communications Industrial Lasers Military Our Core & Growth Markets

IPO 1987 NASDAQ S&P 500 Micro-optics VIrgo Optics Micro-optics Lighting Optical ZnSe Growth Laser Power Corp Silicon Carbide Litton SIC Group UV Filters Laser Power Corp Thermo-electric Coolers Marlow Industries Selenium Refinery Pacific Rare Metals Laser Processing Heads Highyag Micro-optics Photop Technologies Conformal Patterning Max Levy Autograph Optical Channel Monitors Aegis Lightwave Metal Matrix Components M Cubed Technologies Military & Aerospace Optical Systems LightWorks Optics Advanced Coatings Oclaro Optical Coatings Optical Amplifiers Oclaro Optical Amplifier Semiconductor Lasers Oclaro Semiconductor Laser Epiwafer Foundry Epiworks GaAs & GaN-SiC Devices Anadigics Compound Semi. Wafer Fab Kaiam Laser Limited(U.K. Fab) Faraday Rotator Integrated Photonics Direct Diode Lasers Direct Diode IIVI Acquisition History 20+ Years of Tremendous Value Creation by Integration of Acquisitions

Proven Integration Playbook Focused on Operational Improvements and Investing for Growth Oclaro Semiconductor Laser Business Case Study Semiconductor Laser business Target had a high unit cost structure With vertical integration and wide applicability in optical and industrial markets, II-VI drove margin expansion over subsequent years II-VI Laser Enterprise Revenue and Operating Margin Then (@ Acquisition) Oclaro’s semiconductor laser business was acquired in FY2014. 1 Now Revenue Op. Margin Transaction Overview Operational Excellence

Acquisition of Finisar

A Transformative Combination Pro Forma Revenue1 $2.5B Pro Forma EBITDA1 $570M Locations Worldwide Diversified Global Footprint 70 7 Target End Markets Addressable Market Size2 Total Employees Worldwide $22B 24K+ Note: Pro forma Revenue and EBITDA represents LTM 09/30/2018 for II-VI and LTM 07/29/2018 for Finisar. Represents LTM 09/30/2018 for II-VI plus LTM 07/29/2018 for Finisar and includes $150mm run-rate synergies for EBITDA. EBITDA excludes amortization of intangibles, the impact of SFAS 123(R) stock-based compensation expense and one-time charges. 2022 estimated market size. Includes 3D Sensing, Power Devices for Automotive and Wireless RF size from Yole, Optical Communications from Lightcounting and Ovum, Industrial Processing, Military, Life Sciences from Strategies Unlimited.

Proliferation of Cloud Services Strategic Window of Opportunity Now Right Technology + Right Team + Right Time Inflection Point CAGR 16% CAGR 20% TAM ($B) Combined broad base of talent, technology and manufacturing enhances our ability to hit market windows today Window of Opportunity1 Electric & Autonomous Vehicles Accelerated deployments in Mobile & 5G Communications 3D Sensing Increased Data and Video Consumption Disruptive Megatrends Note: Market size forecast from Lightcounting, Ovum and Yole.

Irreversible Megatrends I Addressing Multiple Strong and Growing Markets Optical Communications 3D Sensing & LiDAR RF Electronics in Wireless Power Electronics For Green Energy $12.1B 2022 Market For 3D sensing in consumer electronics & LiDAR in automotive For terrestrial, submarine & wireless optical infrastructure and datacenters 60% 2018-22 CAGR $1.1B For 4G remote radio heads, 5G beam forming antennas & RF electronics 26% For electric vehicles (EV/HEV), smart grid power switching, solar and wind energy $2.9B 13% GaAs | InP | Si Photonics GaAs | InP SiC Source: 3D Sensing & LiDAR, Wireless RF and Power Electronics for Green Energy from Yole, Optical Communications from Lightcounting and Ovum. $1.2B 27% GaAs | GaN/SiC | Diamond

Finisar Brings Significant Next-Generation Technologies For Communications, 3D Sensing, and LiDAR Enabling New Market Growth LCoS Diffraction Gratings Coherent Tx+Rx Assemblies Coherent Tunable Laser Tunable Laser + InP Modulator High-Speed InP DML I-Temp Tunable DBR Laser + MZ Mod High-Speed GaAs VCSEL 2D VCSEL Array Transimpedance Amplifier Laser Driver Silicon Photonics PIC + EIC Clock & Data Recovery WSS Optics Integrated Circuits InP GaAs Telecom Transceiver Technology Datacom Transceiver Technology ROADMs 3D Sensing

II-VI’s GaAs Platform + Finisar’s InP Platform = Enhanced competency in 3D Sensing and LiDAR Optimization of R&D, Capital and Asset Utilization = Faster Time to Market Vertically integrated 6 inch GaAs compound semiconductor platform, one of the largest in the world = RF Devices and advanced optoelectronic device integration VCSEL Arrays For 3D Sensing & LiDAR CAGR (’18-22): +60% Source: Yole Most Compelling Platform for 3D Sensing & LiDAR The iPhone Is Just The Tip of the Iceberg For Potential Applications Tablets Security / Biometrics Auto LIDARs VR / AR eCommerce Video Game Consoles

Growth Opportunities in 5G Mobile Infrastructure Backbone Network Front- & Backhaul Network Base Stations Handsets GaAs RF GaN/SiC RF $2.4B 13% 2022 TAM: 2018-22 CAGR: $1.4B 124% $1.1B 63% Line Cards Amplifiers OCM/OTDR LPC WSS Subsystems 2017 2018 2019 2020 Global backbone buildouts in anticipation of 5G traffic 5G optical access deployments begin in Asia to support 5G New Radio 5G Smartphones & IoT to drive 5G GaAs RF demand, 5G Optical Access deployments continue 5G service to become broadly available 5G mmWave standard to drive GaN/SiC RF demand II-VI signs agreement with SEDI to develop GaN/SiC on 150 mm II-VI to complete qualification & to begin production of GaN/SiC WSS: Wavelength Selective Switch; HPC/LPC: High/Low Port Count; OCM: Optical Channel Monitor OTDR: Optical Time Domain Reflectometer TRx: Transceiver; FH: Front-haul; BH: Backhaul; RF: Radio Frequency BiDi: Bidirectional; DWDM: Dense Wavelength Division Multiplexing Source: LightCounting Note: TAM is all inclusive (not exclusively 5G driven) Sources: LightCounting & II-VI Estimates Sources: Yole, JP Morgan & II-VI Estimates (GaN/SiC RF includes 4G & 5G) Bidi DWDM TRx 100G BH TRx 25G FH TRx HPC WSS 5G RF 5G OPTICAL ACCESS Coherent TRx DWDM Filters

II-VI’s GaAs & SiC on 6” platform + Finisar’s microelectronics design expertise = Access to larger & growing markets Collaboration with SEDI for GaN/SiC RF electronics For wireless: efficient, high power RF amplification with GaN/SiC HEMT Thin-film diamond on silicon for next generation high speed wireless electronics GaN/SiC for RF Electronics Market CAGR (‘18-’22): 26% Source: Yole A world leading supplier of SiC substrates 5G WIRELESS Remote Radio Head Beam-forming Antenna For 4G & 5G Wireless Antennas For RF Devices in Wireless Handsets SiC Substrates GaAs Epiwafers GaAs pHEMT For RF Applications in Wireless 4G WIRELESS RF Electronics for Wireless Infrastructure

II-VI’s SiC on 6” platform + Finisar’s microelectronics design expertise = Access to larger & growing markets High efficiency voltage and power conversion = SiC MOSFETs for Green Energy SiC for High Power Electronics Market CAGR (’18-’22): 27% Source: Yole A world leading supplier of SiC substrates DC-DC Converter Bi-Directional Converter/ Inverter/ Electric Motor HV Battery Electric Charger Applications Electric cars (EV/HEV) Solar & Wind Energy Smart Grid Power Switching Power Electronics for Green Energy

II-VI and Finisar Both Positioned for Near Term Margin Expansion, with Added Benefits from Combination Key Drivers of Margin Improvement Significant traction for 100G CWDM4 Gen3 platform Large upside potential for 200G and 400G CDWM4 from Hyperscale customers Developing a complete portfolio of 400G solutions Design wins for next-generation coherent products Ramp in Silicon Carbide and 3D-Sensing Increasing vertical integration $150 million run-rate cost synergies Improved time to market, time to profitability and time to scale Combination

Cost of Goods Sold Supply chain management - Procurement Infeed - Internal supply of enabling materials and components ~$85 million Sales & Marketing Savings from scale General & Administration Consolidation of overlapping corporate costs Optimization of operating model Annual Estimated Synergies Achieved Within 36 months Total Significant Value Creation Potential from Synergies Research & Development More efficient R&D with scale Complementary engineering and design teams ~$65 million ~$150 million

II-VI and Finisar have combined EBITDA generation today of $570mm1,2 including $150mm run-rate synergies Combined company has a strong deleveraging profile, with significant deleveraging expected from 4.1x at announcement to under 2.5x in two years post close II-VI expected to maintain ongoing ability to maximize strategic opportunities Represents LTM 09/30/2018 for II-VI and LTM 07/29/2018 for Finisar. EBITDA excludes amortization of intangibles, the impact of SFAS 123(R) stock-based compensation expense and one-time charges. Includes $150mm run-rate synergies. Strong Deleveraging Profile 2 4.1x

Country Current Status Expected Completion Date Germany German Federal Cartel Office (FCO) cleared the transaction on January 17, 2019 ü Completed United States HSR waiting period expired on January 28, 2019 with no second request ü Completed Romania The filing is under review by the Romanian Competition Council April 5, 2019 Mexico The filing is under review by the Federal Economic Competition Commission July 2, 2019 China The filing is under review by the State Administration for Market Regulation (SAMR) July - August 2019 Antitrust and Competition Clearance Overview

Phase Timing SAMR Activity Submission 12/29/2018 ----- Pre-Registration Period No maximum length of time SAMR requests additional information from parties Registration Expected late February SAMR registers the filing Phase I Registration Date + 30 days SAMR conducts preliminary review and contacts third parties Phase II Registration Date + 120 days SAMR requests additional information based on review and third party responses Phase III Registration Date + 180 days SAMR continues review of the transaction China - SAMR Process Overview

FINISAR/II-VI Integration Planning Integration Process Kickoff Dec 2018 Integration Management Office Established Early Jan 2019 PM, Project Teams, and Work Streams Defined Jan/Feb 2019 Resources & Routines Defined and Scheduled End of Feb 2019 Pre-Diligence Target Model & Synergies Development Jun 2018 Due Diligence, Target Model & Synergies Validation Oct 2018 Integration Planning Synergy Development

News from II-VI Relevant to OFC

Cloud Computing Driving Network-wide Growth Intra-Datacenter Transition from 100 GbE to 400 GbE driven by new 12 Tb/s switches II-VI new 56 Gb/s PAM4 VCSEL Arrays for 400 GbE 200 GbE demo at MultiLane Booth #4507 (Optomind Transceiver) 400 GbE demo at Samtec Booth #2500 DCI & Core Network Migration from 100 Gb/s to beyond 1Tb/s coherent transmission II-VI: best-in-class pumps and micro-optics for miniature amps Undersea Networks Hyper-scalers financing their own global networks Increased connectivity to emerging economies (ex: India, SE-Asia) II-VI new 800 mW pump & first orders for undersea WSS

5G Will Accelerate Growth with New Services & Use Cases New Use Cases IoT: smart home, smart city, smart factory, smart grid, autonomous car, AR These use cases will require 10-fold increase in performance as measured by latency, throughput, reliability and scale - McKinsey, The Road to 5G, Feb. 2018 Requires access to massive computing capabilities (AI/ML) in the cloud Real time delivery of accurate and relevant information to the IoT 5G RF Networks Full bandwidth achieved with mmWave technology starting around 2020 II-VI & SEDI (#1 Market Leader) GaN RF collaboration – qualified mid-2020 5G Optical Access Networks Front-haul bit rates migrating from 10 Gb/s to 25 Gb/s New low latency requirements – sub-millisecond for autonomous cars Multi-wavelength transmission in the optical access now economically viable II-VI introducing wavelength management filters and handheld meters WSS enables rapid wavelength re-configurability and survivability II-VI introducing Edge WSS cost optimized for access networks

II-VI/SEDI Strategic Collaboration This collaboration is being driven by 5G Scope of the Collaboration Manufacture state-of-the-art GaN/SiC HEMT devices on 150 mm platform SEDI’s industry-leading HEMT device technology II-VI’s 150 mm manufacturing platform Expanding Warren, NJ device fab to add these core technologies Production ramp in 2020 in time for 5G deployments Differentiated, vertically integrated from substrates to modules Accelerate both companies’ wide-bandgap RF product roadmaps Market leading GaN device performance, cost and scale SEDI’s HEMT technology enables market share increase vs. Si LDMOS

High-Volume Applications of 3-D Sensing in Consumer and Automotive Markets Dr. Sanjai Parthasarathi VP, Strategic Marketing II-VI Photonics OFC Panel on 3D Sensing 3-D sensing has many applications in consumer markets (which include gesture and facial recognition, gaming, AR/VR, security, and many others) and in automotive markets, specifically for LIDAR and other advanced driver-assistance systems. The recent years have seen initial volume deployments in several of these segments, already driving significant unit volumes for optical components and related hardware. Yet the 3-D sensing market overall is still in a nascent stage, demanding significant future innovation, but also posing a tremendous revenue opportunity for optics and related hardware. Thursday, 7 March, 14:30-16:00 Theater II, Hall E

Silicon Carbide – 200 mm (8 inch) Horizon 2020 REACTION: a 4-year program (Start: Nov. 2018) Goal: to establish in Europe the world’s first 200 mm pilot production facility for power electronics based on SiC Power applications ranging from 600 V to 3.3 kV II-VI introduced the world’s first 200 mm SiC substrates in 2015 Market for SiC Substrates: $1B by 2020 Scandium – Selective Ion Recovery (SIR) Horizon 2020 SCALE: a 4-year program (Start: Dec. 2016) Goal: to develop a novel Scandium supply chain II-VI’s SIR extracts from industrial waste streams economical sources of scandium at 50% of the cost of conventional techniques with better environmental benefits Validated in European aluminum and titanium waste streams Available for licensing Market for Scandium Oxide: $1B by 2028, mostly for additive manucturing Horizon 2020 Programs

II-VI Additional Markets

High Power Semiconductor Lasers & Laser Optics A full suite of components for multiple laser modalities Strong CO2 deployed base in active use and strong secondary market Industrial laser components: 25-35% of worldwide revenue FIBER LASER OPTICS CO2 LASER OPTICS LASER BARS CUTTING HEADS DIRECT DIODE LASER ENGINE Fiber Lasers Market CAGR (‘17-‘22): +8% Direct Diode Market CAGR (‘17-‘22): +7% Source: Strategies Unlimited CO2 laser optics: 15-20% One micron products: 15-20% Laser Components, Processing Heads, Beam Delivery Optics / Components II-VI Core Market I Industrial Laser Materials Processing

Military-Aerospace business serves four strategic areas Intelligence surveillance & reconnaissance (ISR) Missiles and ordnance EMI & survivability Highly differentiated core capabilities & products Materials engineered in-house Complex electro-optics sub-assemblies with high value add Emerging strategic platforms World leader in large sapphire panel output 24,000 sf dedicated facility Infrared Countermeasure Systems Market CAGR (’17-’22): +8% Source: Strategies Unlimited II-VI Core Market I Military

Structural Ceramic Subsystems EUV Source System: Focusing Optics Beam Transport System CO2 System: Seed Laser, Power Amplifiers EUV Lithography System EUV Lithography already started for 7 nm node production Multiple II-VI products used in each EUV system, ~1-2% of total value Products leverage II-VI materials: ZnSe, CdTe, CVD Diamond and RBSiC REAR MIRRORS OUTPUT COUPLERS MODULATOR REACTION BONEDED SIC CVD DIAMOND EUV Lithography Systems Market CAGR (‘16-’22): 9% Source: Allied Market Research II-VI Growth Applications I EUV Lithography

II-VI Financial Summary

End Market Distribution of Full Year FY18 Revenue Reported Segments FY18 Revenue FYY18 Op Margin – GAAP FY18/FY17 Revenue Growth Industrial (Automotive) Fiber Optic & Wireless Comm. Military Semi Cap Life Science, Consumer, Other Laser Solutions ** $406M 9.5% 28% 67% (1%) 12% 3%* 7% 11% Photonics ** $487M 13.5% 10% 13% 77% 0% 3% 7% Performance Products $266M 11.6% 24% 15% (2%) 13% 40% * 19% 13% II-VI Consolidated $1,159M 11.7% 19% 33% (1%) 39% 10% 8% 10% * Now managed in Performance Products as of Q4FY18 ** The Laser Solutions and Photonics’ results adjusted for the LSG move from Laser Solutions to Photonics II-VI Segment Revenue by End Markets for Full Year FY18

End Market Distribution of Q2FY19 Revenue Reported Segments Q2FY18 Revenue Q2FY19 Revenue Q2FY19 Op Margin – GAAP Q2FY19/ Q2FY18 Revenue Growth Industrial (Automotive) Fiber Optic & Wireless Comm. Military Semi Cap Life Science, Consumer, Other Laser Solutions $105M $106M 12% 1% 57% (1%) 14% 5% 7% 17% Photonics $115M $160M 15% 38% 8% 83% 0% 3% 6% Performance Products $61M $77M 15% 26% 21% (6%) 12% 41% 17% 9% II-VI Consolidated $282M $343M 12% 22% 27% (2%) 46% 11% 7% 9% II-VI Segment Revenue by End Markets for Q2FY19

Expectations Cash and Equivalents Cash Flow from Operations Long-Term Debt (Including current portion) FY18 FY16 FY17 Shareholder’s Equity $247M $218M $271M $161M $123M $118M $439M $235M $342M $1,024M $782M $900M Cash and Liquidity H1 FY19 $230M $88M $481M $1,073M FY18 FY19 Gross Margin 39.8% 38.5%-41% EBITDA 19.1% 18.5%-21% Operating Margin 11.7% 11%-13% Typical industry EPS adjustments are detailed at the end of this presentation. II-VI Financial Trends

Appendix

Transaction Consideration Approximately $3 billion of total equity value Finisar shareholders to own approximately 31% of the combined company Per Share Consideration $15.60 in cash and 0.2218x shares of II-VI common stock Exchange ratio set at announcement based on total consideration to Finisar shareholders of $26.00 per share Sources of Financing $2.0 billion of new funded debt in the form of fully-committed financing (in addition to unfunded revolver) $450 million New Revolving Credit Facility $1,975 million New Term Loans 1 $709 million of combined balance sheet cash $1,219 million of equity issued to Finisar shareholders Approval Process Approval by II-VI and Finisar shareholders Regulatory approvals Expected Closing First half of CY2019, subject to customary closing conditions Financial Highlights Up to $100 million of expected annual cost synergies realized within 24 months of transaction close; up to $150 million within 36 months of transaction close Detailed merger integration plan in place to catalyze growth Rapid deleveraging expected, from 3.5x net total leverage at close 2 to under 1.0x net total leverage by FYE 2022 Transaction Summary Currently reflects $1,175 million of Term Loan A and $800 million of Term Loan B after Term Loan A upsize in January 2019 Agent Round. Assumes cash balance of $288 million, total debt of $2,351 million and PF Adj. EBITDA of $588 million given 6/30/19 close.

Transaction Financing $2.0 billion new funded debt, fully committed financing $450 million unfunded revolver at close Pro-forma Capitalization Statistics ($ in billion) x LTM EBITDA (w/ synergies)1 Gross Debt $2.4 4.0x Cash $0.3 0.5x Net Debt $2.1 3.5x Deleveraging and Capital Allocation Combined company has a strong deleveraging profile Rapid deleveraging expected, from 3.5x net total leverage at close 2 to under 1.0x net total leverage by FYE 2022 Ongoing ability to maximize strategic opportunities Represents statistics at 06/30/2019 close. Includes $150mm run-rate synergies. EBITDA excludes amortization of intangibles, the impact of SFAS 123(R) stock-based compensation expense and one-time charges. Assumes cash balance of $288 million, total debt of $2,351 million and PF Adj. EBITDA of $588 million given 6/30/19 close. Finisar Transaction Financing

II-VI Historical GAAP EPS and Adjusted EPS Equivalent To calculate EPS comparable to some peers, below are the values of typical adjustments used by other companies II-VI Consolidated Summary of Typical Industry Non-GAAP Adjustments Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Amortization 3.2 3.2 3.1 3.2 3.6 3.8 3.6 3.6 3.7 4.1 Share Based Comp - COGS 0.7 0.6 0.7 0.5 1.0 0.8 0.4 0.6 1.0 0.5 Share Based Comp - SGA 3.4 3.3 3.8 3.0 5.3 4.5 3.2 3.8 4.3 4.5 M&A Related Expenses - - - 0.3 2.0 - - - 1.9 8.6 7.3 7.1 7.6 7.0 11.9 9.1 7.2 8.0 10.9 17.7 Tax - - - (8.4) - - (0.1) (0.2) - (0;1) Impact of the “Tax Cuts and Jobs Act” and Company Actions - - - - - 15.8 (6.5) (1.3) - - PAT 7.3 7.1 7.6 (1.4) 11.9 24.9 0.6 6.5 10.9 17,7 Outstand Shares 63.6 64.4 65.0 65.0 65.3 65.0 65.1 65.1 66.2 65.7 EPS Impact of Typical Industry Non-GAAP Adj. 0.11 0.11 0.12 (0.02) 0.18 0.38 0.01 0.10 0.16 0.27

II-VI Financial Summary

End Market Distribution of Full Year FY18 Revenue Reported Segments FY18 Revenue FYY18 Op Margin – GAAP FY18/FY17 Revenue Growth Industrial (Automotive) Fiber Optic & Wireless Comm. Military Semi Cap Life Science, Consumer, Other Laser Solutions ** $406M 9.5% 28% 67% (1%) 12% 3%* 7% 11% Photonics ** $487M 13.5% 10% 13% 77% 0% 3% 7% Performance Products $266M 11.6% 24% 15% (2%) 13% 40% * 19% 13% II-VI Consolidated $1,159M 11.7% 19% 33% (1%) 39% 10% 8% 10% * Now managed in Performance Products as of Q4FY18 ** The Laser Solutions and Photonics’ results adjusted for the LSG move from Laser Solutions to Photonics II-VI Segment Revenue by End Markets for Full Year FY18

End Market Distribution of Q2FY19 Revenue Reported Segments Q2FY18 Revenue Q2FY19 Revenue Q2FY19 Op Margin – GAAP Q2FY19/ Q2FY18 Revenue Growth Industrial (Automotive) Fiber Optic & Wireless Comm. Military Semi Cap Life Science, Consumer, Other Laser Solutions $105M $106M 12% 1% 57% (1%) 14% 5% 7% 17% Photonics $115M $160M 15% 38% 8% 83% 0% 3% 6% Performance Products $61M $77M 15% 26% 21% (6%) 12% 41% 17% 9% II-VI Consolidated $282M $343M 12% 22% 27% (2%) 46% 11% 7% 9% II-VI Segment Revenue by End Markets for Q2FY19

Expectations Cash and Equivalents Cash Flow from Operations Long-Term Debt (Including current portion) FY18 FY16 FY17 Shareholder’s Equity $247M $218M $271M $161M $123M $118M $439M $235M $342M $1,024M $782M $900M Cash and Liquidity H1 FY19 $230M $88M $481M $1,073M FY18 FY19 Gross Margin 39.8% 38.5%-41% EBITDA 19.1% 18.5%-21% Operating Margin 11.7% 11%-13% Typical industry EPS adjustments are detailed at the end of this presentation. II-VI Financial Trends

Appendix

Finisar Transaction Overview Transaction Consideration Approximately $3.2 billion of total equity value Finisar shareholders to own approximately 31% of the combined company Per Share Consideration $26.00 per share $15.60 in cash and 0.2218 shares of II-VI common stock, valued at $10.40 per share based on the closing price of II-VI’s common stock of $46.88 on November 8, 2018 Fixed exchange ratio Sources of Financing $2.0 billion of new funded debt in the form of fully committed financing (in addition to $450mm unfunded revolver) Permanent financing expected to come through pro rata and institutional markets Revolver and TLA, 5 year tenor; TLB, 7 year tenor, blended interest rate expected L+225 bps Expect to de-lever to current levels within 2 years $1.0 billion of combined balance sheet cash $1.4 billion of equity issued to Finisar shareholders Approval Process Approval by II-VI and Finisar shareholders Regulatory approvals Expected Timeline Middle of calendar year 2019, subject to customary closing conditions Financial Highlights $150mm of expected annual cost synergies realized within 36 months of close Expected to drive accretion in Non-GAAP earnings-per-share for the first full year post close of approximately 10% and more than double that thereafter

Transaction Financing $2.0 billion new funded debt, fully committed by BofA Merrill Lynch $450 million unfunded revolver at close Pro-forma Capitalization Statistics ($ in billion) x LTM EBITDA (w/ synergies)1 Gross Debt $2.4 4.1x Cash $0.3 0.6x Net Debt $2.0 3.5x Deleveraging and Capital Allocation Taken together, company has EBITDA generation of $570mm1 Combined company has a strong deleveraging profile Ongoing ability to maximize strategic opportunities Represents LTM 09/30/2018 for II-VI and LTM 07/29/2018 for Finisar and includes $150mm run-rate synergies. EBITDA excludes amortization of intangibles, the impact of SFAS 123(R) stock-based compensation expense and one-time charges. Finisar Transaction Financing

II-VI Historical GAAP EPS and Adjusted EPS Equivalent To calculate EPS comparable to some peers, below are the values of typical adjustments used by other companies II-VI Consolidated Summary of Typical Industry Non-GAAP Adjustments Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Amortization 3.2 3.2 3.1 3.2 3.6 3.8 3.6 3.6 3.7 4.1 Share Based Comp - COGS 0.7 0.6 0.7 0.5 1.0 0.8 0.4 0.6 1.0 0.5 Share Based Comp - SGA 3.4 3.3 3.8 3.0 5.3 4.5 3.2 3.8 4.3 4.5 M&A Related Expenses - - - 0.3 2.0 - - - 1.9 8.6 7.3 7.1 7.6 7.0 11.9 9.1 7.2 8.0 10.9 17.7 Tax - - - (8.4) - - (0.1) (0.2) - (0;1) Impact of the “Tax Cuts and Jobs Act” and Company Actions - - - - - 15.8 (6.5) (1.3) - - PAT 7.3 7.1 7.6 (1.4) 11.9 24.9 0.6 6.5 10.9 17,7 Outstand Shares 63.6 64.4 65.0 65.0 65.3 65.0 65.1 65.1 66.2 65.7 EPS Impact of Typical Industry Non-GAAP Adj. 0.11 0.11 0.12 (0.02) 0.18 0.38 0.01 0.10 0.16 0.27